TEMPLETON VIETNAM
OPPORTUNITIES FUND

[PHOTO OF J. MARK MOBIUS]

J. MARK MOBIUS, PH.D.
President
Templeton Vietnam Opportunities Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $12 billion in emerging markets investments for the Templeton Group of Funds.


YOUR FUND'S OBJECTIVE:

The Templeton Vietnam Opportunities Fund seeks long-term capital appreciation by investing in the equity and debt securities of Vietnam Companies.

MARCH 31, 1997
Dear Shareholder:

We are pleased to bring you the third annual report for the Templeton Vietnam Opportunities Fund, which covers the one-year period ended March 31, 1997. During 1996 (the latest period for which statistics are available), the Vietnamese economy made great strides. Aided by rapid growth in foreign investments, gross domestic product (GDP) increased approximately 9.5%. Inflation fell to an estimated 5% per annum, from 17% in 1995, due to government controls on consumer credit. Even the recent weakness of the Vietnamese dong can be attributed largely to growing imports of capital equipment, which

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets

[PIE CHART]

Hong Kong                     21.1%
Vietnam                       14.7%
Singapore                     10.7%
Indonesia                      6.3%
Thailand                       2.8%
Short-Term Obligations &
Other Net Assets              44.4%

*These are direct investments made through companies domiciled in Belgium, Hong Kong, and Singapore.



should help produce competitive products for export markets.

Despite this economic success, little progress was made in the establishment of a stock exchange. Although some steps are being taken in this direction, the timing is unclear. In the absence of a domestic stock market, we have been pursuing direct investment opportunities in Vietnam. Under Vietnamese law, this is possible through joint ventures and foreign-owned corporations. When evaluating a direct investment, there are a variety of criteria which we apply. Failure to meet even one standard may preclude our participation. Some common obstacles include insufficient financial resources of the project sponsor, excessive risk in obtaining raw materials, no means of legally converting the Vietnamese dong into U.S. dollars or other hard currencies, technical and logistical risks unique to Vietnam, and no apparent way to sell the holdings in the future. As of March 31, 1997, 14.7% of the Fund's total net assets were invested in Vietnam Companies, while 40.9% of total net assets were invested in Vietnam-related Companies.

Within this environment, the Fund produced a one-year total return of -10.87% in market-price terms, as shown in the Performance Summary on page 6. Based on the change in actual net asset value, the one-year total return was 4.03%. Lipper Analytical Services ranked the Fund #12 out of 27 closed-end

     TEMPLETON VIETNAM
     OPPORTUNITIES FUND

     TOP 10 HOLDINGS ON 3/31/97
     AS A PERCENTAGE OF TOTAL NET ASSETS

     Company,                                                            % of Total
     Industry, Country                                                   Net Assets
     -----------------                                                   ----------

     New World Development Co. Ltd.
     Real Estate, Hong Kong                                                 8.5%

     Indotel Ltd.
     Leisure & Tourism, Vietnam (direct investment)                         8.1%

     Natsteel Ltd., fgn.
     Metals & Mining, Singapore                                             5.3%

     HEA Holdings Ltd.
     Real Estate, Vietnam (direct investment)                               4.9%

     PT Polysindo Eka Perkasa, fgn.
     Textiles & Apparel, Indonesia                                          4.2%

     Swire Pacific Ltd., B
     Multi-Industry, Hong Kong                                              4.0%

     Rothman's Industries Ltd., fgn.
     Beverages & Tobacco, Singapore                                         2.5%

     Jardine Matheson Holdings Ltd. (Singapore)
     Multi-Industry, Hong Kong                                              2.4%

     PT Unggul Indah Corp., fgn.
     Chemicals, Indonesia                                                   2.1%

     Golden Resources Development International Ltd.
     Food & Household Products, Hong Kong                                   2.1%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, SEE PAGE 12 OF THIS REPORT.



Pacific Region (excluding Japan) funds in total return based on the change in net asset value during the one-year period ended March 31, 1997. The Fund was also ranked #14 out of 27 funds in the same category for the two-year period ended March 31, 1997.(1)

On March 31, 1997, the Fund's equity investments comprised 55.6% of total net assets, with 44.4% in cash and other short-term obligations. During the fiscal year, we made our first direct investment by purchasing US$2 million of shares in Sipef South East Asia Holdings (SEA Holdings). This Belgian company owns a majority interest in a Vietnamese tea-processing plantation. The rest of the Fund's equity holdings consisted of companies that do significant business inside Vietnam, but are headquartered outside the country.

We remain optimistic about the rationale for investing in Vietnam and Vietnamese-related companies. Although there is always the possibility that foreign direct investment may decline, we believe that the Vietnamese economy has the potential to continue to grow, and the number of economically viable projects may increase. At the end of the reporting period, we were considering direct investments involving a variety of businesses such as residential construction, a hotel chain, a leasing company, and a videocassette manufacturer. Our analysts in Vietnam, Singapore




1. LIPPER ANALYTICAL SERVICES IS A NATIONALLY RECOGNIZED MUTUAL FUND RESEARCH ORGANIZATION.

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Portfolio Breakdown on 3/31/97
Based on Total Net Assets

[PIE CHART]

Real Estate                        15.9%
Multi-Industrial                    9.8%
Metals & Mining                     5.4%
Leisure & Tourism                   8.0%
Textiles & Apparel                  4.8%
Beverages & Tobacco                 4.3%
Food & Household Products           2.8%
Other Industries                    4.6%
Short-Term Obligations &
Other Net Assets                   44.4%



and other offices around the world were also evaluating 19 other potential investments.

This discussion reflects the strategies we employed for the Fund during the fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Of course, investing in any emerging market, including Vietnam, involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater market and currency volatility. Investment in the Fund should be considered speculative.

Thank you for investing in the Templeton Vietnam Opportunities Fund. We appreciate your support and welcome your comments.

Your Fund seeks to achieve its investment objective of long-term capital appreciation by investing in Vietnam Companies. If, by October 1, 1997, however, at least 65% of the value of the Fund's total assets are not invested in the securities of Vietnam Companies, management of the Fund will call a shareholders' meeting to vote on a proposal either to modify the Fund's investment policies or to liquidate the Fund's assets.

As noted in previous Reports, on October 21, 1995 the Fund's Board of Directors approved a change to the Fund's non-fundamental investment policy to authorize an increase in the percentage of the Fund's assets that may be invested in direct equity investments from 35% to 65%. During the past fiscal year, the Board and Fund shareholders have made additional changes in the way the Fund may operate designed to increase investment opportunities available to the Fund:

On July 30, 1996 the Board increased the amount the Fund may invest in a single issuer from 10% to 25% of its total assets.

On September 10, 1996, at the request of the Fund, the staff of the Securities and Exchange Commission agreed that the Fund may purchase up to 100% of the voting securities of holding companies organized for the purpose of investing in Vietnam companies where direct ownership by the Fund would not be practicable under Vietnamese law.

On October 8, 1996 the Fund's shareholders approved two amendments to the Fund's investment policies. First, the Fund's fundamental restriction on making loans was restated to allow the Fund to purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed deposits) in accordance with its investment objectives and policies. In addition, the Fund may now make loans, which may take the form of the purchase of debt obligations that are not publicly distributed. The Fund may also enter into repurchase agreements with respect to portfolio securities, and make loans of portfolio securities in accordance with its investment objectives and policies. Additionally, the fundamental restriction concerning investments in real estate was amended to permit the Fund to make or purchase real estate limited partnership interests. Although the Fund may not purchase real estate, it may now (i) purchase securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, (ii) make or purchase real estate mortgage loans, and (iii) purchase interests in real estate limited partnerships.

Finally, on April 16, 1996 the Fund's Board of Directors adopted a non-fundamental policy permitting investment in Russian securities up to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody.

                                      * * *

As you can see in the "Investment Portfolio" section of this Report, the Fund invests in Hong Kong securities. Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

PERFORMANCE SUMMARY



In market-price terms, the Templeton Vietnam Opportunities Fund produced a total return of -10.87% for the year ended March 31, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 4.03% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received distributions totaling 35.5 cents ($0.355) per share, including 30.5 cents ($0.305) in dividend income and
5.0 cents ($0.05) in long-term capital gains. The Fund's closing price on the New York Stock Exchange (NYSE) decreased by $1.75, from $13.00 on March 31, 1996 to $11.25 on March 31, 1997, while the Fund's net asset value increased by $0.14, from $13.91 to $14.05. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.



TEMPLETON VIETNAM
OPPORTUNITIES FUND
Periods Ended March 31, 1997

                                                                            Since
                                                                          Inception
                                                     One-Year             (9/8/94)
Cumulative Total Return(1)
    Based on change
    in net asset value                                   4.03%                6.53%
    Based on change
    in market price                                    -10.87%              -19.82%

Average Annual Total Return(2)
    Based on change
    in net asset value                                   4.03%                2.50%
    Based on change
    in market price                                    -10.87%               -8.26%

1. CUMULATIVE TOTAL RETURNS REPRESENT THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

2. AVERAGE ANNUAL TOTAL RETURNS REPRESENT THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE POLITICAL, SOCIAL AND ECONOMIC CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FROM OCTOBER 1, 1994 THROUGH SEPTEMBER 30, 1995, FEE REDUCTIONS BY THE FUND'S INVESTMENT MANAGER INCREASED THE FUND'S TOTAL RETURN. IF THE INVESTMENT MANAGER HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

THE FOLLOWING LETTER WAS
WRITTEN BY DR. MOBIUS
AFTER A RECENT VISIT TO
VIETNAM.


Transition to a free market economy has never been easy for communist countries, and Vietnam is no exception. Responding to a deep recession, its communist government instituted a series of economic reforms in 1986. After the collapse of communism in Eastern Europe in 1989, the government tried to improve the legal framework for business and investment; curb subsidies for state-owned businesses; and promote foreign investment. However, resistance from within the government and from some state-owned companies slowed the pace of reform. This was exacerbated by the fact that the lack of a major economic crisis in recent years has fostered an environment with no sense of urgency regarding further reforms.

In spite of the sluggish pace of reform, Vietnam's economy has expanded appreciably. Since 1990, Vietnam's GDP growth rate has averaged 8.2% per year, and in 1996, it grew to US$23 billion. This growth is visible on the streets of the country's major cities where new shops, restaurants and private businesses of all kinds seem to be flourishing.

Vietnam's short-term economic growth has been sustained by the loosening up of government restrictions on private businesses, the high level of foreign direct investment and overseas development assistance (ODA). In addition to the US$2.3 billion pledged in 1996, Vietnam received pledges of $2.4 billion of new overseas development assistance for 1997. However, the country's long-term economic growth will depend on the government's ability to implement broad-based structural changes, and the easy availability of these funds may mitigate pressure on the government to make necessary reforms in the development of capital markets.

Certain reforms have not happened as quickly as we expected. For instance, in 1994, the government initiated a program to convert state-owned enterprises
(SOEs) into non-subsidized
companies and sell shares to employees and domestic investors. Of 6,000 SOEs, three were privatized in 1994, one in 1995 and two in 1996. Although announcements that the process is moving forward are made on a regular basis, we have yet to see any meaningful results. Unfortunately, the successful development of a domestic stock exchange depends on the program's implementation.

Looking forward, we anticipate weakness in Vietnam's banking sector. Apparently the banks have been under-regulated and improperly managed, and accusations of fraud pervade all levels of the country's banking system. Recently the former Director of the country's largest state-owned bank received a jail sentence for improper lending practices which occurred under his supervision. Others involved in the case were sentenced to death. Although a banking crisis would be unfortunate, it could speed up the equitization process and development of a national stock exchange, since companies would be forced to find new means of raising capital.

Although we are generally disappointed with the pace of economic reform in Vietnam, I believe that it is only a matter of time before it becomes a prosperous and modern nation. Vietnam's growing middle class, as well as the country's ongoing integration into the Association of Southeast Asian Nations, and the global economy, should make it increasingly difficult to hold back reform as the country moves into the 21st century.*

Sincerely,

/s/ J.  Mark Mobius


J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.




*THIS LETTER REFLECTS THE STRATEGIES EMPLOYED FOR THE FUND DURING THE PAST FISCAL YEAR AND INCLUDES OUR OPINIONS AS OF THE CLOSE OF THE PERIOD. SINCE ECONOMIC AND MARKET CONDITIONS ARE CONSTANTLY CHANGING, OUR STRATEGIES, AND OUR EVALUATIONS, CONCLUSIONS AND DECISIONS REGARDING PORTFOLIO HOLDINGS MAY CHANGE AS NEW CIRCUMSTANCES ARISE.

   CELEBRATING 50 YEARS

   This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

   In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                      SEPTEMBER 8, 1994
                                                                          YEAR ENDED MARCH 31           (COMMENCEMENT
                                                                        ----------------------        OF OPERATIONS) TO
                                                                          1997           1996          MARCH 31, 1995
                                                                        --------       --------       -----------------
Net asset value, beginning of period                                    $  13.91       $  13.09           $   14.10
                                                                        --------       --------            --------
Income from investment operations:
   Net investment income                                                     .29            .36                 .13
   Net realized and unrealized gain (loss)                                   .21            .91               (1.00)
                                                                        --------       --------            --------
Total from investment operations                                             .50           1.27                (.87)
                                                                        --------       --------            --------
Underwriting expenses deducted from capital                                   --             --                (.09)
                                                                        --------       --------            --------
Distributions:
   Dividends from net investment income                                     (.31)          (.38)               (.05)
   Distributions from net realized gains                                    (.05)          (.07)                 --
                                                                        --------       --------            --------
Total distributions                                                         (.36)          (.45)               (.05)
                                                                        --------       --------            --------
Change in net asset value                                                    .14            .82               (1.01)
                                                                        --------       --------            --------
Net asset value, end of period                                          $  14.05       $  13.91           $   13.09
                                                                        ========       ========            ========
TOTAL RETURN*
Based on market value per share                                           (10.87)%        22.11%             (26.33)%
Based on net asset value per share                                          4.03%          9.80%              (6.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                         $113,214       $112,073           $ 105,306
Ratio of expenses, net of fee waiver, to average net assets                 1.82%          1.47%               1.72%**
Ratio of net investment income to average net assets                        2.04%          2.62%               1.81%**
Portfolio turnover rate                                                    20.16%          4.01%              11.77%
Average commission rate paid (per share)                                $ 0.0009       $  .0060

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                 COUNTRY       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 40.9%
---------------------------------------------------------------------------------------------------------------------
BANKING 0.4%
                            Bangkok Bank Public Co. Ltd.                           Thai.           76,000     $    521,210
---------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO 4.3%
                            Asia Pacific Breweries Ltd.                            Sing.           30,000          150,571
                            British American Tobacco Ltd.                          Sing.          235,000          976,116
                            Carnaudmetalbox Asia Ltd., fgn.                        Sing.          371,000          898,927
                            Rothmans Industries Ltd., fgn.                         Sing.          605,000        2,806,161
                                                                                                              ------------
                                                                                                                 4,831,775
---------------------------------------------------------------------------------------------------------------------
CHEMICALS 2.1%
                            PT Unggul Indah Corp., fgn.                            Indo.        1,724,800        2,370,612
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &
  HOUSING 0.5%
                            Siam Syntech Construction Public Co. Ltd., fgn.        Thai.          421,900          390,121
                           *Sino-Thai Engineering & Construction Public Co.,
                            fgn.                                                   Thai.          122,000          130,437
                                                                                                              ------------
                                                                                                                   520,558
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES 1.0%
                            Peregrine Investments Holdings Ltd.                     H.K.          685,000        1,091,764
                           *Peregrine Investments Holdings Ltd., wts.               H.K.           76,300           18,512
                                                                                                              ------------
                                                                                                                 1,110,276
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
  PRODUCTS 2.8%
                           *Charoen Pokphand Feedmill Public Co. Ltd.              Thai.          138,500          389,540
                           *Chareon Pokphand Feedmill Public Co. Ltd., fgn.        Thai.          124,500          371,749
                            Golden Resources Development International Ltd.         H.K.       21,284,000        2,362,234
                                                                                                              ------------
                                                                                                                 3,123,523
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING 0.4%
                            Wo Kee Hong Holdings Ltd.                               H.K.        4,949,000          498,177
                           *Wo Kee Hong Holdings Ltd., wts.                         H.K.          989,800           11,880
                                                                                                              ------------
                                                                                                                   510,057
---------------------------------------------------------------------------------------------------------------------
METALS & MINING 5.4%
                            Natsteel Ltd., fgn.                                    Sing.        2,467,000        5,943,344
                           *Padaeng Industry Public Co. Ltd., fgn.                 Thai.          459,450          181,443
                                                                                                              ------------
                                                                                                                 6,124,787
---------------------------------------------------------------------------------------------------------------------

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                 COUNTRY       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 8.0%
                            Jardine Matheson Holdings Ltd. (Singapore)              H.K.         463,103         2,685,997
                            Saha Union Public Co. Ltd., fgn.                       Thai.         339,000           284,078
                            Swire Pacific Ltd., B                                   H.K.       3,560,000         4,525,404
                            Thai Wah Public Co. Ltd., fgn.                         Thai.         410,850           280,971
                            Wheelock & Co. Ltd.                                     H.K.         600,000         1,312,478
                                                                                                              ------------
                                                                                                                 9,088,928
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 11.0%
                            Lai Sun Development Co. Ltd.                            H.K.       1,304,000         1,514,577
                           *Lai Sun Development Co. Ltd., wts.                      H.K.         752,000            70,846
                            Lim Kah Ngam Ltd., fgn.                                Sing.       1,108,000         1,242,617
                            New World Development Co. Ltd.                          H.K.       1,779,758         9,600,821
                                                                                                              ------------
                                                                                                                12,428,861
---------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER
  CONSUMER GOODS: 0.2%
                           *KTP Holdings Ltd.                                       H.K.       5,062,500           231,934
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 4.8%
                            Hua Thai Manufacturing Public Co. Ltd.                 Thai.         259,400           679,607
                            PT Polysindo Eka Perkasa, fgn.                         Indo.       8,729,500         4,726,510
                                                                                                              ------------
                                                                                                                 5,406,117
                                                                                                              ------------
TOTAL COMMON STOCKS
  (cost $46,406,841)                                                                          46,268,638
---------------------------------------------------------------------------------------------------------------------
DIRECT EQUITY
  INVESTMENTS: 14.7%
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 4.9%
                       (R)+*Mayfair Hanoi, Ltd., 30% equity interest owned
                            through HEA Holdings Ltd., a wholly owned
                            investment acquired 10/31/96                           Viet.                         5,519,699
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 8.0%
                       (R)+*Indotel Ltd. acquired 11/22/96                         Viet.          900,000        9,135,540
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.8%
                       (R)+*Phuben Tea Joint Venture, 30% equity interest
                            owned through Sipef East Asia Holdings, a 50%
                            owned investment acquired 5/29/96                      Viet.                         2,031,357
                                                                                                              ------------
TOTAL DIRECT EQUITY
  INVESTMENTS (cost $16,686,596)                                                                                16,686,596
---------------------------------------------------------------------------------------------------------------------

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                CURRENCY       SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL IN
                                                                                             LOCAL CURRENCY**
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
  44.6% (cost $50,538,069)
--------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.94% to 5.20% with
                              maturities to 6/19/97                                U.S.       50,930,000        50,533,185
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS:
  100.2% (cost $113,631,506)                                                                                   113,488,419
OTHER ASSETS, LESS
  LIABILITIES: (0.2%)                                                                                             (274,271)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0%                                                                                      $113,214,148
                                                                                                              ============

* NON-INCOME PRODUCING.

**CURRENCY OF COUNTRY INDICATED

+ SEE NOTE 5

(R) RESTRICTED SECURITIES, SEE NOTE 6

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $113,631,506)         $113,488,419
   Receivables:
      Investment securities sold                  131,054
      Dividends and interest                       44,693
   Unamortized organization costs                  10,280
                                             ------------
         Total assets                         113,674,446
                                             ------------
Liabilities:
   Funds advanced by custodian                     13,923
   Accrued expenses                               446,375
                                             ------------
         Total liabilities                        460,298
                                             ------------
Net assets, at value                         $113,214,148
                                             ============
Net assets consist of:
   Undistributed net investment income       $    217,520
   Net unrealized depreciation                   (143,087)
   Accumulated net realized gain                  235,964
   Net capital paid in on shares of
     capital stock                            112,903,751
                                             ------------
Net assets, at value                         $113,214,148
                                             ============
Shares outstanding                              8,058,603
                                             ============
Net asset value per share
   ($113,214,148 / 8,058,603
     shares outstanding)                     $      14.05
                                             ============

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $134,368 foreign
   taxes withheld)
   Dividends                        $1,505,395
   Interest                          2,868,748
   Other                                11,861
                                    ----------
      Total income                               $4,386,004
   Management fees (Note 3)          1,702,398
   Administrative fees (Note 3)        170,246
   Custodian fees                       50,000
   Reports to shareholders              38,825
   Audit fees                           37,647
   Legal fees                           30,000
   Registration and filing fees         18,460
   Directors' fees and expenses         12,100
   Amortization of
      organization costs                 4,380
   Other                                   125
                                    ----------
      Total expenses                              2,064,181
                                                 ----------
         Net investment income                    2,321,823
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                    1,237,398
      Foreign currency
        transactions                   (11,317)
                                    ----------
                                     1,226,081
   Net unrealized appreciation
      on investments                   453,690
                                    ----------
      Net realized and
         unrealized gain                          1,679,771
                                                 ----------
Net increase in net assets
  resulting from operations                      $4,001,594
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                                                        1997                1996
                                                                                 ------------------    --------------
Increase in net assets:
   Operations:
      Net investment income                                                         $  2,321,823        $  2,877,144
      Net realized gain on investment and foreign currency transactions                1,226,081             169,122
      Net unrealized appreciation                                                        453,690           7,145,378
                                                                                 ------------------    --------------
         Net increase in net assets resulting from operations                          4,001,594          10,191,644
   Distributions to shareholders:
      From net investment income                                                      (2,457,874)         (3,042,096)
      From net realized gain                                                            (402,930)                 --
      In excess of net realized gain                                                          --            (538,861)
   Fund share transactions (Note 2)                                                           --             156,421
                                                                                 ------------------    --------------
            Net increase in net assets                                                 1,140,790           6,767,108
Net assets:
   Beginning of year                                                                 112,073,358         105,306,250
                                                                                 ------------------    --------------
   End of year                                                                      $113,214,148        $112,073,358
                                                                                 ===================   ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Vietnam Opportunities Fund, Inc. (the Fund) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At March 31, 1997, there were 100,000,000 shares of capital stock authorized ($0.01 par value). During the year ended March 31, 1997, there were no share transactions. During the year ended March 31, 1996, 11,510 shares were issued for $156,421 from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.5% of the average weekly net assets of the Fund. The Fund pays FTSI monthly a fee of 0.15% per annum on the Fund's average weekly net assets. TAML pays monthly a shareholder servicing agent fee to Paine Webber equal, on an annual basis, to 0.10% of the average daily net assets of the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $18,969,754 and $11,546,987, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                            $ 8,283,087
            Unrealized depreciation                                                             (8,426,174)
                                                                                               -----------
            Net unrealized depreciation                                                        $  (143,087)
                                                                                               ===========

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at March 31, 1997 amounted to $14,508,147.

6. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may invest up to 65% of its total assets in direct equity investments. These investments typically take the form of a business cooperation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $16,686,596 (14.7% of net assets) at March 31, 1997.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Vietnam Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Vietnam Opportunities Fund, Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Vietnam Opportunities Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                    /s/ McGladrey & Pullen, LLP
New York, New York
April 25, 1997

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on October 8, 1996. The purpose of the meeting was to elect three Directors of the Fund(1); to approve the deletion of the Fund's current fundamental investment restriction on loans and the adoption of a new fundamental investment policy regarding lending; to approve an amendment to the Fund's current fundamental investment restriction concerning investments in real estate; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1997; and, in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Martin L. Flanagan, Andrew H. Hines, Jr. and Charles B. Johnson. Shareholders approved the deletion of the Fund's fundamental investment restriction on loans and the adoption of a new fundamental investment policy regarding lending. In addition, shareholders approved the amendment to the Fund's fundamental restriction concerning investments in real estate. The selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1997, was ratified by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:
1. ELECTION OF THREE (3) DIRECTORS:

                                               % OF          % OF                      % OF          % OF
                                            OUTSTANDING     VOTING                  OUTSTANDING     VOTING
     TERMS EXPIRING 1999:        FOR          SHARES        SHARES     WITHHELD       SHARES        SHARES
    ---------------------     --------      -----------     ------     --------     -----------     ------
    Martin L. Flanagan        4,006,556        49.72%       95.22%     201,049         2.49%        4.78%
    Andrew H. Hines, Jr.      3,998,751        49.62%       95.04%     208,854         2.59%        4.96%
    Charles B. Johnson        4,030,477        50.01%       95.79%     177,128         2.20%        4.21%

2. APPROVAL OF THE DELETION OF THE FUND'S CURRENT FUNDAMENTAL INVESTMENT RESTRICTION ON LOANS AND THE ADOPTION OF A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING:

                     % OF          % OF                     % OF          % OF                     % OF
                  OUTSTANDING     VOTING                 OUTSTANDING     VOTING                 OUTSTANDING      BROKER
       FOR          SHARES        SHARES     AGAINST       SHARES        SHARES     ABSTAIN       SHARES        NON-VOTES
    --------      -----------     ------     -------     -----------     ------     -------     -----------     ---------
    3,075,069        38.16%       93.53%     212,798        2.64%        6.47%      64,042         0.79%         855,696

         % OF
      OUTSTANDING
        SHARES
      -----------
         10.62%

3. APPROVAL OF THE AMENDMENT TO THE FUND'S CURRENT FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN REAL ESTATE:

                     % OF          % OF                     % OF          % OF                     % OF
                  OUTSTANDING     VOTING                 OUTSTANDING     VOTING                 OUTSTANDING      BROKER
       FOR          SHARES        SHARES     AGAINST       SHARES        SHARES     ABSTAIN       SHARES        NON-VOTES
    --------      -----------     ------     -------     -----------     ------     -------     -----------     ---------
    3,079,942        38.21%       93.36%     219,089        2.72%        6.64%      52,879         0.66%         855,695

         % OF
      OUTSTANDING
        SHARES
      -----------
         10.62%

4. RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1997:

                     % OF          % OF                     % OF          % OF                      % OF
                  OUTSTANDING     VOTING                 OUTSTANDING     VOTING                  OUTSTANDING
       FOR          SHARES        SHARES     AGAINST       SHARES        SHARES      ABSTAIN       SHARES
    --------      -----------     ------     -------     -----------     -------     -------     -----------
    4,126,938        51.21%       99.24%      31,643        0.39%         0.76%      49,024          0.61%

---------------

(1) After the meeting, the terms of office continued for the following directors: Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, S. Joseph Fortunato, John Wm. Galbraith, Hasso-G von Diergardt-Naglo, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps. On December 3, 1996, Edith
    E. Holiday was elected a Director of the Fund by the Board of Directors. Hasso-G von Diergardt-Naglo resigned effective December 31, 1996.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chase Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230. to receive the plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chase Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or if the participant wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chase Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam Opportunities, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a table called "Publicly Traded Funds."

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list by writing Templeton Vietnam Opportunities, Inc. 700 Central Avenue, St. Petersburg, FL 33701.

For information about dividends and shareholder accounts, call 1-800-526-0801.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH                            INCOME

Franklin Global Health Care Fund         Franklin Adjustable Rate
                                         Securities Fund
Franklin Templeton Japan Fund
                                         Franklin Adjustable U.S.
Templeton Developing Markets Trust       Government Securities Fund

Templeton Foreign Fund                   Franklin's AGE High Income Fund

Templeton Foreign Smaller                Franklin Investment
Companies Fund                           Grade Income Fund

Templeton Global Infrastructure Fund     Franklin Short-Intermediate U.S.
                                         Government Securities Fund
Templeton Global
Opportunities Trust                      Franklin U.S. Government
                                         Securities Fund
Templeton Global Real Estate Fund
                                         Franklin Money Fund
Templeton Global Smaller
Companies Fund                           Franklin Federal Money Fund

Templeton Greater European Fund

Templeton Growth Fund                    FOR NON-U.S. INVESTORS:

Templeton Latin America Fund             Franklin Tax-Advantaged
                                         High Yield Securities Fund
Templeton Pacific Growth Fund
                                         Franklin Tax-Advantaged
Templeton World Fund                     International Bond Fund

GLOBAL GROWTH AND INCOME                 Franklin Tax-Advantaged U.S.
                                         Government Securities Fund
Franklin Global Utilities Fund

Franklin Templeton German
Government Bond Fund                     FOR CORPORATIONS:

Franklin Templeton                       Franklin Corporate Qualified
Global Currency Fund                     Dividend Fund

Mutual European Fund

Templeton Global Bond Fund               FRANKLIN FUNDS SEEKING
                                         TAX-FREE INCOME
Templeton Growth and Income Fund
                                         Federal Intermediate-Term
                                         Tax-Free Income Fund
GLOBAL INCOME
                                         Federal Tax-Free Income Fund
Franklin Global Government
Income Fund                              High Yield Tax-Free Income Fund

Franklin Templeton Hard                  Insured Tax-Free Income Fund
Currency Fund
                                         Puerto Rico Tax-Free Income Fund
Franklin Templeton High
Income Currency Fund                     Tax-Exempt Money Fund

Templeton Americas
Government Securities Fund

                                         FRANKLIN STATE-SPECIFIC
GROWTH                                   FUNDS SEEKING
                                         TAX-FREE INCOME
Franklin Blue Chip Fund
                                         Alabama
Franklin California Growth Fund
                                         Arizona*
Franklin DynaTech Fund
                                         Arkansas**
Franklin Equity Fund
                                         California*
Franklin Gold Fund
                                         Colorado
Franklin Growth Fund
                                         Connecticut
Franklin MidCap Growth Fund
                                         Florida*
Franklin Small Cap Growth Fund
                                         Georgia
Mutual Discovery Fund
                                         Hawaii**

GROWTH AND INCOME                        Indiana

Franklin Asset Allocation Fund           Kentucky

Franklin Balance Sheet                   Louisiana
Investment Fund
                                         Maryland
Franklin Convertible Securities Fund
                                         Massachusetts***
Franklin Equity Income Fund
                                         Michigan*
Franklin Income Fund
                                         Minnesota***
Franklin MicroCap Value Fund
                                         Missouri
Franklin Natural Resources Fund
                                         New Jersey
Franklin Real Estate Securities Fun
                                         New York*
Franklin Rising Dividends Fund
                                         North Carolina
Franklin Strategic Income Fund
                                         Ohio***
Franklin Utilities Fund
                                         Oregon
Franklin Value Fund
                                         Pennsylvania
Mutual Beacon Fund
                                         Tennessee**
Mutual Qualified Fund
                                         Texas
Mutual Shares Fund
                                         Virginia
Templeton American Trust, Inc.
                                         Washington**

FUND ALLOCATOR SERIES:
                                         VARIABLE ANNUITIES+
Franklin Templeton
Conservative Target Fund                 Franklin Valuemark(R)

Franklin Templeton                       Franklin Templeton
Moderate Target Fund                     Valuemark Income Plus
                                         (an immediate annuity)
Franklin Templeton
Growth Target Fund


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

TEMPLETON VIETNAM
OPPORTUNITIES FUND, INC.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


TEMPLETON
VIETNAM
OPPORTUNITIES
FUND, INC.

ANNUAL REPORT
MARCH 31, 1997


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